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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 14, 2000
                                 Date of Report
                       (Date of earliest event reported)


                    OCCUPATIONAL HEALTH + REHABILITATION INC
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-21428                                13-3464527
   (Commission File Number)            (IRS Employer Identification No.)


                          175 Derby Street, Suite 36
                    Hingham, Massachusetts       02043-5048
             (Address of principal executive offices)  (Zip Code)



                                (781) 741-5175
             (Registrant's telephone number, including area code)

_________________________________________________________________________
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Item 4.    Change in Registrant's Certifying Accountants.
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     On July 14, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the independent public accountants auditing the financial statements of Occupational Health + Rehabilitation Inc (the "Company") and its consolidated subsidiaries and informed the Company's Audit Committee of such resignation. The resignation was the result of a business decision made by the office serving the Company.

     The reports of Ernst & Young on the consolidated financial statements of the Company as of and for the years ended December 31, 1999 and 1998 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, nor during the same period of time or the subsequent interim periods through July 14, 2000 have there been any disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. Furthermore, during the last two fiscal years of the Company and the subsequent interim periods through July 14, 2000, there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

     The Company requested Ernst & Young to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Ernst & Young's letter furnished to the Company is filed herewith as an exhibit to this Current Report on Form 8-K.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
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  (c)      Exhibits.
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  16.01    Letter from Ernst & Young LLP dated July 17, 2000, agreeing with the disclosure contained in Item 4 of this Current Report on Form 8-K.

                                      -2-
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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 21, 2000          OCCUPATIONAL HEALTH +
                              REHABILITATION INC

                              /s/John C. Garbarino
                              --------------------
                              John C. Garbarino
                              President and Chief Executive
                              Officer

                                      -3-
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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

16.01 Letter from Ernst & Young LLP dated July 17, 2000, agreeing with the disclosure contained in Item 4 of this Current Report on Form 8-K.